Topline Results from Rhopressa (netarsudil ophthalmic solution) 0.02% Phase 4 Multi-center Open-label Study (MOST) November 6, 2019 For Investor Use Exhibit 99.1

Important Information For Investor Use The information in this presentation is current only as of its date and may have changed or may change in the future. We are not making any representation or warranty that the information in this presentation is accurate or complete. Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. The results generated by the studies discussed herein are not predictors of future results or outcomes of any ongoing or future studies conducted by the Company pertaining to any of our products or product candidates. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” In particular, the topline Phase 4 multi-center open label study data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Efficacy Summary for MOST Study 12-week MOST study evaluated efficacy, tolerability and safety of Rhopressa use in 260 patients in a real-world clinical setting Use of Rhopressa as monotherapy or adjunct was at discretion of the physician Used adjunctively (n=151, mITT): Rhopressa was similarly effective when added to prior PGA monotherapy or when added to prior multi-drug therapy Additional IOP reductions of 4.3 mmHg and 4.5 mmHg, respectively (12 weeks) Used as monotherapy (n=91, mITT): Rhopressa maintained IOP levels comparable to prior PGA following switch (n=57) Rhopressa was well tolerated as monotherapy and adjunctive therapy No treatment-related serious adverse events (AEs) Most common AEs were Conjunctival Hyperemia (20.8%) and Vision Blurred (7.3%) 89% of patients reported Rhopressa was tolerated “well” or better in survey (mITT) For Investor Use

Rhopressa Multi-center Open-label Study (MOST) 12-week, prospective, multi-center, non-comparative, open-label 260 subjects diagnosed with open-angle glaucoma (OAG) or ocular hypertension (OHT) Primary Endpoint: Percent change from baseline (BL) in mean IOP at Week 12 Secondary Endpoints: Change from BL in mean IOP at Week 12 Mean IOP at Week 12 BL OAG or OHT (n=260) Rhopressa as Monotherapy (n=99) Rhopressa as adjunctive therapy (n=161) WK 6 WK12 For Investor Use

Rhopressa Added to Previous Therapy Rhopressa provided consistent IOP reductions whether added to prior PGA monotherapy (-4.3 mmHg) or prior combination therapy (-4.5 mmHg) Adjunct Therapy Treatment Group Baseline Week 6 Week 12 Rhopressa + PGA (n=55) Mean IOP (mmHg) 21.1 17.0 16.9 Δ from BL (mmHg) -- -4.1 (-19.0%) -4.3 (-20.2%) Rhopressa + ≥2 Meds (n=64) Mean IOP (mmHg) 20.6 16.9 16.2 Δ from BL (mmHg) -- -3.7 (-17.5%) -4.5 (-20.9%) For Investor Use Note: Excludes patients where a prior medication was switched out for Rhopressa

Subjects On PGA Monotherapy Switched to Rhopressa Monotherapy Monotherapy Treatment Group Baseline Week 6 Week 12 PGA Switched to Rhopressa (n=57) Mean IOP (mmHg) 18.2 17.4 17.5 Δ from BL (mmHg) -- -0.8 (-3.2%) -0.6 (-2.5%) Switch to Rhopressa monotherapy provided similar efficacy to prior PGA monotherapy For Investor Use

Adverse Events DC: Discontinuation Adverse Events Rhopressa as Monotherapy N=99 Rhopressa as Adjunct N= 161 Adverse Events (≥ 5%) Conjunctival hyperemia 22 (22.2%) 32 (19.9%) Vision blurred 9 (9.1%) 10 (6.2%) Conjunctival hemorrhage 6 (6.1%) 8 (5.0%) Instillation site pain 6 (6.1%) 8 (5.0%) Adverse Events Leading to DC (≥ 2%) Vision Blurred 5 (5.1%) 3 (1.9%) Eye pruritis 2 (2.0%) 1 (0.6%) Conjunctival hyperemia 1 (1.0%) 7 (4.3%) There were no treatment-related serious adverse events 10.6% – 12.1% of subjects discontinued due to adverse events For Investor Use

Patient Reported Tolerance (WK 12 or exit visit) Overall N= 238 Previously Treatment Naïve N=24 Rhopressa Switches N= 66 Adjunct Therapy N=148 Very well 45.0% 50.0% 37.9% 47.3% Mostly well 23.9% 16.7% 28.8% 23.0% Well 20.2% 25.0% 22.7% 18.2% Very Little 8.0% 4.2% 10.6% 7.4% Not able to tolerate 2.9% 4.2% 0% 4.1% 91.7% 89.4% 88.5% Rated as “Well” or better 89.1% How well are you able to tolerate the study eye medication? For Investor Use

Summary for MOST Study 12-week MOST study evaluated Rhopressa use in 260 patients in a real world clinical setting Used adjunctively (n=151, mITT): Rhopressa was similarly effective when added to prior PGA monotherapy or when added to prior multi-drug therapy Used as monotherapy (n=91, mITT): Rhopressa maintained IOP levels comparable to prior PGA monotherapy following switch (n=57) Rhopressa was well tolerated as monotherapy and adjunctive therapy 89% of patients reported Rhopressa was tolerated “well” or better in survey For Investor Use